[TCW LOGO]-Registered Trademark-
TCW CONVERTIBLE
SECURITIES FUND, INC.
-------------------------------
DIRECTORS AND OFFICERS
Ernest O. Ellison
PRESIDENT AND DIRECTOR
John C. Argue
DIRECTOR
Norman Barker, Jr.
DIRECTOR
Richard W. Call
DIRECTOR
Matthew K. Fong
DIRECTOR
John A. Gavin
DIRECTOR
Patrick C. Haden
DIRECTOR
Charles A. Parker
DIRECTOR
Robert G. Sims
DIRECTOR

Thomas D. Lyon
SENIOR VICE PRESIDENT
Kevin A. Hunter
SENIOR VICE PRESIDENT
Thomas E. Larkin, Jr.
SENIOR VICE PRESIDENT
Hilary G.D. Lord
SENIOR VICE PRESIDENT
AND ASSISTANT SECRETARY
Alvin R. Albe, Jr.
SENIOR VICE PRESIDENT
Phillip K. Holl
SECRETARY
Michael E. Cahill
GENERAL COUNSEL AND
ASSISTANT SECRETARY
David S. DeVito
TREASURER
George Winn
ASSISTANT TREASURER

-------------------------------------------------------
SHAREHOLDER INFORMATION
INVESTMENT ADVISER
TCW Investment Management Company
865 South Figueroa Street
Los Angeles, California 90017
-------------------------------------------------
TRANSFER AGENT, DIVIDEND REINVESTMENT
AND DISBURSING AGENT AND REGISTRAR
The Bank of New York
Church Street Station
P.O. Box #11002
New York, New York 10277-0770
-------------------------------------------------
CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116
-------------------------------------------------
INDEPENDENT AUDITORS
Deloitte & Touche LLP
350 South Grand Avenue
Los Angeles, California 90071
-------------------------------------------------
LEGAL COUNSEL
Dechert
1775 Eye Street N.W.
Washington DC, 20006
-------------------------------------------------

TCW Convertible
Securities Fund, Inc.
-----------------------------
-----------------------------

ANNUAL REPORT

December 31, 2001
                                                [TCW LOGO]-Registered Trademark-

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
The President's Letter
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

    Despite the significant fourth quarter rebound in stocks, 2001 was the second consecutive year of large declines for both the S&P 500 and the NASDAQ. This has not occurred since the 1973-74 bear market. While stocks had a dismal year, bond returns were much better, although credit spreads continued to widen. Convertible securities, following the lead of the equity markets, generated negative returns.

PERFORMANCE AND THE FUND'S SHARE

    During 2001, the Fund's shareholders realized a total return of -9.27% with dividends reinvested. This included four regular quarterly dividends of $0.21 per share. There were no capital gains in 2001, thus the only distributions were the quarterly dividends which totaled $0.84 for the year. Of these distributions $0.39 is ordinary income and $0.24 is a return of capital. The remaining $0.21 will be treated as Year 2002 distribution for tax purposes.

    The market price of the Fund's shares was $10.38 at the beginning of the year and $8.55 at the end of the year. The year-end market price per share represented a premium of 27.61% to the Fund's net asset value (NAV) of $6.70. The expansion of the premium on the Fund's share price relative to the NAV, resulted in the return on market value of -9.27% being higher than the return on NAV -10.89%.

FUND PERFORMANCE AND STRATEGY

    The performance of the Fund recovered significantly in the fourth quarter. Stocks in growth sectors such as technology, telecommunications and media rose significantly from their September lows. During September, we were more aggressive in positioning the portfolio through the selective purchase of convertibles which seemed undervalued on both quantitative valuations and our fundamental views of the underlying equity. For the most part, the purchases of these securities added substantial value to the Fund in the fourth quarter. Table 1 below shows the top 10 performing convertibles in the Fund during the fourth quarter.

                                    TABLE 1:
                          TOP PERFORMING CONVERTIBLES

                                                              4th Quarter 2001
Security                                                        Total Return
--------                                                      ----------------
Veritas Software Corp., 1.856%, due 8/13/06*................          66.1%
Network Associates Inc., 5.25%, due 8/15/06*................          63.4%
Siebel Systems, Inc., 5.5%, due 9/15/06**...................          51.0%
Radio One, Inc., $65.00 Convertible Preferred**.............          40.9%
E- TRADE Group, Inc., 6%, due 2/01/07*......................          35.2%
Clear Channel Communications, Inc. (Common Stock )*.........          34.0%
SPX Corp., 0%, due 2/06/21*.................................          31.7%
GlobeSpan, Inc., 5.25%, due 5/15/06*........................          31.4%
PMC-Sierra, Inc., 3.75%, due 8/15/06*.......................          25.8%

---------

  *  New Position
 **  Existing position increased substantially

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TCW CONVERTIBLE SECURITIES FUND, INC.
The President's Letter (continued)
--------------------------------------------------------------------------------

    While the Fund had significantly better performance than the convertible benchmarks during the fourth quarter, it did under-perform for the year. After several years of out-performance, this result was as disappointing for us as it was for our shareholders. The results were primarily due to the following factors:

    1) The significant declines of stocks in growth sectors of the economy in which we primarily invest. These include technology, healthcare, telecommunications, consumer staples/media and financial services.

    2) The large weighting of zero-coupon convertibles in the market. Approximately 30% of the total U.S. convertible market as of 12/31/01 consists of zeros. These securities are very defensive, but have little upside and had a meaningful positive relative performance impact on the convertible indices. In addition, zero coupon convertible bonds generate a liability for taxable investors with no offsetting cash distributions.

    3) Quite frankly, we had an off-year in which we maintained our weightings in sectors/ individual issues too long and had a greater number of issues than normal which had large declines.

    Over time, a well-managed convertible strategy provides compelling performance relative to both stocks and bonds. During the past two years of negative equity performance, convertibles have significantly outperformed the broad stock market while, as should be expected, under-performed bonds. At the three, five and ten-year periods, convertible performance is very competitive with equities, particularly on a risk-adjusted basis, and provides substantially better performance than bonds. The Fund's strategy has added value to the general performance of convertibles relative to other asset classes.

                            TCW CONVERTIBLE STRATEGY
                         PERFORMANCE VERSUS BENCHMARKS
                           PERIODS ENDING 12/31/2001

                                 1 yr.     3 yr.     5 yr.     10 yr.
                                --------  --------  --------  ---------
TCW Convertible Securities
  Fund*.......................    (10.9)%     5.5%      9.7%      11.3%
S&P 500.......................    (11.9)     (1.0)     10.7       12.9
Wilshire 5000.................    (11.0)     (0.7)      9.7       12.1
NASDAQ........................    (21.1)     (3.8)      8.6       14.3
Lehman Gov't Credit...........      8.5       5.9       7.4        7.3
Salomon High Yield Cash Pay...      6.8       1.0       3.8        8.2
Lipper average of convertible
  mutual funds*...............     (9.0)      5.8       7.7        9.6

-------------

  *  After management fees and expenses at NAV with dividends reinvested.

  The convertible new issue market set a record in 2001. During the year, 210 issues with a net value of nearly $104.9 billion were brought to market. In general, many new issues were unattractive, especially the investment-grade, zero-coupon issues which made up approximately 35% of the dollar volume of new issues. These issues came to market with conversion premiums of between 35-50%. While these securities were defensive due to their relatively high quality and short puts, the high conversion premiums limited their upside. During the year we purchased three new zero-coupon issues and participated in less than one of every five new issues that were brought to market.

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TCW CONVERTIBLE SECURITIES FUND, INC.
The President's Letter (continued)
--------------------------------------------------------------------------------

ECONOMIC AND MARKET OUTLOOK

    The economy appears to have troughed in the fourth quarter of 2001 and is showing signs of recovery. Retail sales were stronger than expected at the end of the year, helped by autos and consumer electronics. Consumer confidence has recovered since September 11th and consumers are increasingly optimistic about the future. The manufacturing sector has also been recovering, as the liquidation of inventories seems to be abating. The December NAPM survey rose from 39.8% in October to 48.5% in December. A reading above 50 signals expansion. While things are improving, the rate of recovery will continue to be restrained by layoffs and lackluster capital spending. Unemployment should peak at in the spring and capital spending should begin to pick-up in the second half of the year. Therefore, we believe real GDP will grow by less than 1% in the first quarter and perhaps 2% in the second quarter, before it gains a head of steam in the second half of the year.

    The recovery of economic growth and corporate earnings, combined with continued low interest rates and low inflation, should provide a favorable environment for stocks. However, we believe that the relatively sluggish pace of recovery, combined with brutal competition, will restrain equity returns to a range of 10%-15% this year . . . good, but not great for the initial phase of an economic recovery. This, combined with a tightening of corporate spreads as the year progresses, should enable convertibles to generate performance that is competitive with equities (albeit somewhat lower) and significantly better than bonds.

DIVIDEND REINVESTMENT PLAN

    Shareholders who wish to add to their investment may do so through the Dividend Reinvestment Plan (the "Plan"). Under the Plan, your dividend is used to purchase shares on the open market whenever shares and the related sales commission are selling below the Fund's Net Asset Value per share. If the market price, including commission, is selling above the Net Asset Value, you will receive shares at a price equal to the higher of the Net Asset Value per share on the payment date or 95% of the closing market price on the payment date.

    To enroll in the Plan, if your shares are registered in your name, write to The Bank of New York, Church Street Station, P.O. Box #11002, New York, New York 10277-0770, or call their toll free number (800) 524-4458. If your shares are held by a brokerage firm, please call your broker. If, however, you need assistance, please call our investor relations department at (877) TCW-MKTS (829-6587). As always, we would be pleased to accommodate your investment needs.

                     Sincerely,

                     /s/ Earnest O. Ellison

                     Ernest O. Ellison
                     President and Director
                     February 1, 2002

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TCW CONVERTIBLE SECURITIES FUND, INC.
Schedule of Investments
December 31, 2001
--------------------------------------------------------------------------------

Principal                                                          Market
  Amount                                                           Value
----------                                                      ------------
            FIXED INCOME SECURITIES

            BANKING & FINANCIAL SERVICES (2.0% OF NET ASSETS)
$8,320,000  E*TRADE Group, Inc., 6%, due 02/01/07.............  $  6,832,800
                                                                ------------

            BUILDING MATERIALS (1.5%)
 5,580,000  American International Group, Inc., Exchangeable
              Home Depot, Inc., (144A), 1%, due 02/14/06......     5,182,425*
                                                                ------------

            COMMUNICATIONS (2.0%)
 1,945,000  Bank of America Corp., Exchangeable Ciena Corp.,
              15.25%, due 08/26/02............................     1,517,100
 5,350,000  Nortel Networks Corp., (144A), 4.25%, due
              09/01/08........................................     5,209,562*
                                                                ------------
                Total Communications..........................     6,726,662
                                                                ------------

            COMPUTER SERVICES (0.8%)
 4,590,000  Federal National Mortgage Association,
              Exchangeable Micron Technology, Inc., (144A),
              0%, due 05/15/08................................     2,930,336*
                                                                ------------

            COMPUTER SOFTWARE (10.1%)
 5,330,000  BEA Systems, Inc., 4%, due 12/15/06...............     4,550,487
 4,070,000  Jabil Circuit, Inc., 1.75%, due 05/15/21..........     3,886,850
 1,060,000  Network Associates, Inc., (144A), 5.25%, due
              08/15/06........................................     1,743,700*
 1,670,000  Rational Software Corp., 5%, due 02/01/07.........     1,521,787
 2,685,000  Rational Software Corp., (144A), 5%, due
              02/01/07........................................     2,443,350*
Principal                                                          Market
  Amount                                                           Value
----------                                                      ------------

$8,120,000  Siebel Systems, Inc., 5.5%, due 09/15/06..........  $ 11,489,800+
   685,000  Siebel Systems, Inc., (144A), 5.5%, due
              09/15/06........................................       969,275*
 3,420,000  Symantec Corp., (144A), 3%, due 11/01/06..........     4,168,125*
 2,655,000  Veritas Software Corp., 1.856%, due 08/13/06......     3,531,150
                                                                ------------
                Total Computer Software.......................    34,304,524
                                                                ------------

            ELECTRIC UTILITIES (2.5%)
 4,320,000  AES Corp., 4.5%, due 08/15/05.....................     3,817,800
 3,990,000  Calpine Corp., (144A), 4%, due 12/26/06...........     4,633,387*
                                                                ------------
                Total Electric Utilities......................     8,451,187
                                                                ------------

            ELECTRONICS (14.4%)
 4,725,000  Amkor Technology, Inc., (144A), 5.75%, due
              06/01/06........................................     3,833,156*
 9,930,000  ASM Lithography Holding N.V., (144A), 4.25%, due
              11/30/04........................................     8,490,151*
 3,060,000  Burr-Brown Corp., 4.25%, due 02/15/07.............     3,258,900+
 5,255,000  GlobeSpan, Inc., (144A), 5.25%, due 05/15/06......     4,447,044*
 4,080,000  LSI Logic Corp., 4.25%, due 03/15/04..............     4,720,560+
 3,815,000  PMC-Sierra, Inc., (144A), 3.75%, due 08/15/06.....     3,404,887*
 6,025,000  Sanmina Corp., 4.25%, due 05/01/04................     6,612,437+
 6,710,000  Solectron Corp., 0%, due 05/08/20.................     3,581,463
 9,330,000  STMicroelectronics N.V., 0%, due 09/22/09.........     9,364,988
 2,890,000  UBS AG, Exchangeable TranSwitch Corp., (144A),
              14%, due 04/25/02...............................     1,152,388*
                                                                ------------
                Total Electronics.............................    48,865,974
                                                                ------------

 * Restricted Security (Note 7).
+ Security partially or fully lent (Note 3).
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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TCW CONVERTIBLE SECURITIES FUND, INC.
Schedule of Investments (continued)
December 31, 2001
--------------------------------------------------------------------------------

Principal                                                          Market
  Amount                                                           Value
----------                                                      ------------
            ENERGY & OIL SERVICES (1.0%)
$3,070,000  Kerr-McGee Corp., 5.25%, due 02/15/10.............  $  3,423,050
                                                                ------------

            ENTERTAINMENT & LEISURE (1.7%)
 5,460,000  Morgan Stanley Dean Witter & Co., Exchangeable The
              Walt Disney Co., 0.25%, due 12/30/08............     5,712,525
                                                                ------------
            INDUSTRIAL-DIVERSIFIED (2.3%)
 1,695,000  SPX Corp., 0%, due 02/06/21.......................     1,256,419
 9,000,000  SPX Corp., (144A), 0%, due 02/06/21...............     6,626,250*
                                                                ------------
                Total Industrial--Diversified.................     7,882,669
                                                                ------------

            INSURANCE (3.1%)
 7,105,000  American International Group, Inc., 0.5%, due
              05/15/07........................................     7,025,069+
 3,440,000  Swiss RE America Holding, (144A), 3.25%, due
              11/21/21........................................     3,401,300*
                                                                ------------
                Total Insurance...............................    10,426,369
                                                                ------------

            MEDIA-BROADCASTING & PUBLISHING (5.4%)
 8,685,000  Adelphia Communications Corp., 6%, due 02/15/06...     7,588,519
 3,830,000  Charter Communications, Inc., 4.75%, due
              06/01/06........................................     3,514,025
   455,000  Charter Communications, Inc., 5.75%, due
              10/15/05........................................       466,375
 2,555,000  Charter Communications, Inc., (144A), 5.75%, due
              10/15/05........................................     2,618,875*
 7,000,000  News America Holdings, Inc., (144A), 0%, due
              02/28/21........................................     3,438,750*
 1,320,000  News America, Inc., Exchangeable The News Corp.,
              Ltd., 0%, due 02/28/21..........................       648,450+
                                                                ------------
                Total Media--Broadcasting & Publishing........    18,274,994
                                                                ------------
            MEDICAL SUPPLIES (2.8%)
 5,925,000  Agilent Technolgies, Inc., (144A), 3%, due
              12/01/21........................................     6,643,406*
Principal                                                          Market
  Amount                                                           Value
----------                                                      ------------
$3,595,000  Alza Corp., Exchangeable Johnson & Johnson, Inc.,
              0%, due 07/28/20................................  $  2,997,331
                                                                ------------
                Total Medical Supplies........................     9,640,737
                                                                ------------

            MINING (1.8%)
 5,055,000  Freeport-McMoran Copper & Gold, Inc., (144A),
              8.25%, due 01/31/06.............................     6,110,231*
                                                                ------------

            PHARMACEUTICALS (5.2%)
 3,065,000  Invitrogen Corp., (144A), 2.25%, due 12/15/06.....     2,984,544*
 9,635,000  Roche Holdings, Inc., Exchangeable Genentech,
              Inc., (144A), 0%, due 01/19/15..................     7,187,710*
 3,470,000  Sepracor Inc., (144A), 5.75%, due 11/15/06........     3,803,988*
 3,595,000  Teva Pharmaceutical Industries, Ltd., (144A),
              0.75%, due 08/15/21.............................     3,559,050*+
                                                                ------------
                Total Pharmaceuticals.........................    17,535,292
                                                                ------------

            RETAIL (1.2%)
 3,870,000  Costco Companies, Inc., 0%, due 08/19/17..........     3,986,100**
                                                                ------------

            TELECOMMUNICATIONS (9.5%)
 9,000,000  American Tower Corp., 6.25%, due 10/15/09.........     6,738,750
 3,315,000  Bank of America Corp., Exchangeable Qualcomm,
              Inc., 15%, due 09/27/02.........................     3,679,650
 4,750,000  Echostar Communications Corp., 4.875%, due
              01/01/07........................................     4,239,375
 9,250,000  Nextel Communications, Inc., 4.75%, due
              07/01/07........................................     7,076,250
 4,405,000  ONI Systems Corp., 5%, due 10/15/05...............     2,989,894+
 5,935,000  Telefonos de Mexico, S.A. de C.V., 4.25%, due
              06/15/04........................................     7,515,194
                                                                ------------
                Total Telecommunications......................    32,239,113
                                                                ------------

 * Restricted Security (Note 7).
+ Security partially or fully lent (Note 3).
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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TCW CONVERTIBLE SECURITIES FUND, INC.
Schedule of Investments (continued)
December 31, 2001
--------------------------------------------------------------------------------

Principal                                                          Market
  Amount                                                           Value
----------                                                      ------------
            TRANSPORTATION (2.0%)
$6,850,000  United Parcel Service, Inc., 1.75%, due
              09/27/07........................................  $  6,713,000
                                                                ------------
                TOTAL FIXED INCOME SECURITIES (COST:
                  $236,453,777) (69.3%).......................   235,237,988
                                                                ------------
Number of
  Shares
----------
            EQUITY SECURITIES

            COMMON STOCK (COST: $16,059,509) (4.4%)
            MEDIA-BROADCASTING & PUBLISHING (4.4%)
   297,200  Clear Channel Communications, Inc.................    15,130,452
                                                                ------------
            CONVERTIBLE PREFERRED STOCK
            AEROSPACE/DEFENSE (1.0%)
    59,950  Raytheon, Inc., Class B, $4.125...................     3,342,212
                                                                ------------
            BANKING & FINANCIAL
             SERVICES (0.8%)
    32,200  Washington Mutual, Inc., $2.688...................     1,541,575
    26,750  Washington Mutual, Inc., (144A), $2.688...........     1,280,656*
                                                                ------------
                Total Banking & Financial Services............     2,822,231
                                                                ------------

            COMMERCIAL SERVICES (1.2%)
    83,850  Cendant Corp., $3.875.............................     4,043,247+
                                                                ------------

            COMMUNICATIONS (1.6%)
   145,720  Titan Capital Trust, $2.875.......................     5,628,435
                                                                ------------
Number of                                                          Market
  Shares                                                           Value
----------                                                      ------------

            COMPUTER SERVICES (3.6%)
   330,095  Morgan Stanley Dean Witter & Co., Exchangeable
              Yahoo!, Inc., $2.235............................  $  1,805,620
   118,400  Tribune Co., $2.00................................    10,279,488
                                                                ------------
                Total Computer Services.......................    12,085,108
                                                                ------------

            COMPUTER SOFTWARE (2.0%)
   236,100  Solectron Corp., $1.8125..........................     6,764,265**+
                                                                ------------

            ELECTRIC UTILITIES (2.9%)
   151,000  Calpine Capital Trust II, $2.75...................     6,625,125
    58,600  Sierra Pacific Resources, $4.50...................     3,135,100
                                                                ------------
                Total Electric Utilities......................     9,760,225
                                                                ------------

            ELECTRONICS (1.0%)
   132,990  Goldman Sachs Group, Inc., Exchangeable Texas
              Instruments, Inc., $2.458.......................     3,499,498
                                                                ------------

            ENERGY & OIL SERVICES (1.5%)
   112,100  Apache Corp., $2.02...............................     5,145,390
                                                                ------------

            INSURANCE (2.1%)
    79,600  QBE Insurance Group, Ltd., (144A), $4.00..........     3,562,100*
    68,900  Reinsurance Group of America, Inc., $2.875........     3,492,369
                                                                ------------
                Total Insurance...............................     7,054,469
                                                                ------------

 + Security partially or fully lent (Note 3).
 * Restricted Security (Note 7).
** Non-income producing.
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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TCW CONVERTIBLE SECURITIES FUND, INC.
Schedule of Investments (continued)
December 31, 2001
--------------------------------------------------------------------------------

Number of                                                          Market
  Shares                                                           Value
----------                                                      ------------
            MEDIA-BROADCASTING & PUBLISHING (6.1%)
    65,000  Cox Communications, Inc., $3.50...................  $  3,586,050
    77,100  Cox Communications, Inc., $6.859..................     4,406,265
    52,700  Equity Securities Trust, Exchangeable Cablevision
              Systems Corp. $2.343............................     1,239,504
    90,800  Equity Securities Trust, Exchangeable Cablevision
              Systems Corp., $5.55............................     4,040,600
     1,000  Radio One, Inc., $65.00...........................     1,145,000
     5,410  Radio One, Inc., (144A), $65.00...................     6,194,450*
                                                                ------------
                Total Media--Broadcasting & Publishing........    20,611,869
                                                                ------------

            PAPER & FOREST PRODUCTS (1.1%)
    66,750  Boise Cascade Corp., $3.75........................     3,634,538
                                                                ------------

            TELECOMMUNICATIONS (1.9%)
   239,600  MediaOne Group, Inc., Exchangeable Vodafone
              AirTouch PLC, $3.041............................     6,505,140
                                                                ------------

            UTILITIES (1.7%)
    11,400  AES Trust III, $3.375.............................       394,440
   136,440  Mirant Trust, $3.125..............................     5,546,286
                                                                ------------
                Total Utilities...............................     5,940,726
                                                                ------------
                TOTAL CONVERTIBLE PREFERRED STOCK (COST:
                  $98,056,478) (28.5%)........................    96,837,353
                                                                ------------
                TOTAL EQUITY SECURITIES (COST: $114,115,987)
                  (32.9%).....................................   111,967,805
                                                                ------------

Principal                                                          Market
  Amount                                                           Value
----------                                                      ------------
            SHORT-TERM INVESTMENTS
$1,509,032  American Express Co., 1.89%, due 01/22/02.........  $  1,509,032***
 1,509,030  Bank of Montreal, 1.5%, due 01/02/02..............     1,509,030***
 4,527,103  Bank of Nova Scotia, 2.04%, due 02/15/02..........     4,527,103***
 3,521,083  Bayerische Hypo-Und Vereinsbank AG, 1.92%, due
              02/05/02........................................     3,521,083***
 5,533,125  BNP Paribas, S.A., 1.84%, due 01/09/02............     5,533,125***
 3,018,069  Credit Agricole, 1.7%, due 01/07/02...............     3,018,069***
   503,012  Doroda Asset Backed Commercial Paper, 1.97%, due
              01/07/02........................................       503,012***
 2,326,616  Fleet National Bank, 1.95%, due 04/30/02..........     2,326,616***
 3,264,112  General Motors Acceptance Corp., 1.79%, due
              03/08/02........................................     3,264,112***
 1,006,020  Harris Euro Dollar Term, 1.85%, due 03/18/02......     1,006,020***
 1,082,413  Investors Bank & Trust Depository Reserve, 1.8%,
              due 01/02/02....................................     1,082,413
   935,760  Merrill Lynch & Company, Inc., 1.64%, due
              11/26/02........................................       935,760***
 2,808,744  Merrimac Money Market Fund, 2.14%, due 01/02/02...     2,808,744***
 2,012,045  Royal Bank of Canada, 2.47%, due 01/07/02.........     2,012,045***
 4,024,090  Royal Bank of Scotland, 1.81%, due 03/27/02.......     4,024,090***
 1,006,029  US Bank, 1.59%, due 11/06/02......................     1,006,029***
                                                                ------------
                TOTAL SHORT-TERM INVESTMENTS (COST:
                  $38,586,283) (11.4%)........................    38,586,283
                                                                ------------
                TOTAL INVESTMENTS
                  (COST: $389,156,047) (113.6%)...............   385,792,076

            LIABILITIES IN EXCESS OF OTHER ASSETS (-13.6%)....   (46,214,630)
                                                                ------------
            NET ASSETS (100.0%)...............................  $339,577,446
                                                                ============

 + Security partially or fully lent (Note 3).
 * Restricted Security (Note 7).
 ** Non-income producing.
*** Represents investments of security lending collateral (Note 3). SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Statement of Assets and Liabilities
December 31, 2001
--------------------------------------------------------------------------------

ASSETS:
    Investments, at Value (Cost:
      $389,156,047) (Note 1).................  $ 385,792,076
    Interest and Dividends Receivable........      2,320,190
                                               -------------
        Total Assets.........................    388,112,266
                                               -------------
LIABILITIES:
    Distributions Payable....................     10,635,593
    Payables Upon Return of Securities Loaned
      (Note 5)...............................     37,503,870
    Accrued Investment Advisory Fees (Note
      3).....................................        163,858
    Other Accrued Expenses...................        231,499
                                               -------------
        Total Liabilities....................     48,534,820
                                               -------------
NET ASSETS...................................  $ 339,577,446
                                               =============
Net Assets were comprised of:
    Common Stock, par value $0.01 per share,
      (75,000,000 shares authorized,
      50,645,683 shares issued and
      outstanding)...........................  $     506,456
    Paid-in Capital..........................    395,274,174
    Accumulated Net Realized (Loss) on
      Investments............................    (42,098,518)
    Net Unrealized (Depreciation) of
      Investments............................     (3,363,971)
    (Overdistributed) Net Investment
      Income.................................    (10,740,695)
                                               -------------
NET ASSETS...................................  $ 339,577,446
                                               =============
NET ASSET VALUE PER SHARE....................  $        6.70
                                               =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Statement of Operations
Year Ended December 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:

    Interest (Note 1) (including security
      lending fees of $40,553)...............  $ 14,127,415
    Dividends (Note 1) (net of foreign
      withholding of taxes of $19)...........     5,714,348
                                               ------------
        Total Investment Income..............    19,841,763
                                               ------------
EXPENSES:
    Investment Advisory Fees (Note 3)........     1,926,486
    Accounting Fees..........................        76,570
    Administration Fees......................        85,717
    Audit and Tax Service Fees...............        44,900
    Transfer Agent Fees......................        69,199
    Custodian Fees...........................        20,227
    Directors' Fees & Expenses (Note 6)......        71,845
    Proxy Costs..............................        69,993
    Listing Fees.............................        36,255
    Insurance Costs..........................         7,081
    Legal Fees (Note 6)......................        85,780
    Printing and Distribution Costs..........        17,357
    Miscellaneous............................        14,858
                                               ------------
        Total................................     2,526,268
                                               ------------
        Net Investment Income................    17,315,495
                                               ------------
NET REALIZED AND UNREALIZED (LOSS) ON
  INVESTMENTS
    Net Realized (Loss) on Investments.......   (42,806,531)
    Change in Unrealized (Depreciation) of
      Investments............................   (19,945,446)
                                               ------------
        Net Realized and Unrealized (Loss) on
          Investments........................   (62,751,977)
                                               ------------
(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS.................................  $(45,436,482)
                                               ============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                             Year Ended         Year Ended
                                          December 31, 2001  December 31, 2000
                                          -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
Operations:
    Net Investment Income...............    $ 17,315,495       $  14,662,229
    Net Realized Gain (Loss) on
      Investments.......................     (42,806,531)         86,749,799
    Change in Unrealized (Depreciation)
      of Investments....................     (19,945,446)       (118,579,766)
                                            ------------       -------------
        (Decrease) in Net Assets
          Resulting from Operations.....     (45,436,482)        (17,167,738)
                                            ------------       -------------
Distributions to Shareholders:
    From Net Investment Income..........     (17,315,495)        (14,662,229)
    In Excess of Net Investment
      Income............................     (10,700,116)                 --
    From Net Realized Gains on
      Investments.......................              --         (85,816,970)
    From Return of Capital..............     (10,888,437)                 --
                                            ------------       -------------
        Total Distributions to
          Shareholders..................     (38,904,048)       (100,479,199)
                                            ------------       -------------
Capital Share Transactions:
    Shares Issued through Exercise of
      Common Stock Subscription Rights
      (8,450,030 for the year ended
      December 31, 2001) (Note 8).......      65,656,733                  --
    Shares Issued in Reinvestment of
      Dividends (623,429 for the year
      ended December 31, 2001)..........       5,706,722                  --
    Shares Redeemed (624,700 for the
      year ended December 31, 2000).....              --          (7,406,082)
                                            ------------       -------------
        Increase (Decrease) in Net
          Assets Resulting from Net
          Capital Share Transactions....      71,363,455          (7,406,082)
                                            ------------       -------------
        Total (Decrease) in Net
          Assets........................     (12,977,075)       (125,053,019)
                                            ------------       -------------
NET ASSETS:
Beginning of Year.......................     352,554,521         477,607,540
                                            ------------       -------------
End of Year.............................    $339,577,446       $ 352,554,521
                                            ============       =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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TCW CONVERTIBLE SECURITIES FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

    TCW Convertible Securities Fund, Inc. (the "Fund") was incorporated in Maryland on January 13, 1987 as a diversified, closed-end investment management company and is registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on March 5, 1987. The Fund's investment objective is to seek a total investment return, comprised of current income and capital appreciation through investment principally in convertible securities.

    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

SECURITY VALUATION: Securities traded on national exchanges are valued at the last reported sales price or the mean of the current bid and asked prices if there are no sales in the trading period. Other securities which are traded on the over-the-counter market are valued at the mean of the current bid and asked prices. Short-term debt securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, where upon they will be valued at amortized value using their value of the 61st day prior to maturity. Securities for which quotations are not readily available and unregistered securities are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, while interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are recognized as interest income and expense, respectively, using a constant yield to maturity. Realized gains and losses on investments are recorded on the basis of identified cost.

ADOPTION OF NEW ACCOUNTING PRINCIPLE: Effective January 1, 2001, the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in the following re-classification of the components of net assets as of January 1, 2001:

                                                     Increase
                   Description                      (Decrease)
--------------------------------------------------  ----------
Net Unrealized Appreciation.......................   $ 40,579
Cumulative Net Investment Income..................    (40,579)
                                                     --------
                                                     $     --
                                                     ========

    The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $43,960, increase net unrealized appreciation by $2,388, and increase net realized

--------------------------------------------------------------------------------
[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

gain/loss by $41,572. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting principle.

DISTRIBUTIONS: The Fund's Board of Directors has adopted a policy to distribute quarterly dividends of $0.21 per share. Payments to shareholders under the distribution policy are reflected in the financial statements in the following order: first from net investment income, secondly from net realized capital gains, thirdly as a distribution in excess of net investment income or capital gains which may become taxable to shareholders in the subsequent year, and lastly, as a return of capital which is not taxable to shareholders.

    Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences may be primarily due to differing treatments for losses deferred due to wash sales and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect net investment income per share.

REPURCHASE AGREEMENTS: The Fund may invest in repurchase agreements secured by U.S. Government Securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the seller at an agreed upon future date. The Fund requires the seller to maintain the value of the securities, marked to market daily, at not less than the repurchase price. If the seller defaults on its repurchase obligation, the Fund could suffer delays, collection expenses and losses to the extent that the proceeds from the sale of the collateral are less than the repurchase price.

NOTE 2--FEDERAL INCOME TAXES:

    It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

    For the year ended December 31, 2001 the Fund realized on a tax basis a net realized loss of $42,512,163 on security transactions.

    At December 31, 2001, the components of distributable earnings (excluding unrealized (depreciation) disclosed below) on a tax basis consisted of $17,315,495 and $42,512,163 of undistributed ordinary income and capital loss carryforwards, respectively.

    During the year ended December 31, 2001, the tax character of distributions paid $38,904,048 and $10,844,477 of ordinary income and capital, respectively.

    As of December 31, 2001 net unrealized appreciation for federal income tax purposes is comprised of the following components;

Appreciated securities.......................  $  21,587,309
Depreciated securities.......................  $ (25,287,220)
                                               -------------
Net unrealized (depreciation)................  $  (3,699,911)
                                               =============
Cost of securities for federal income tax
  purposes...................................  $ 389,534,954
                                               =============

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[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

NOTE 3--INVESTMENT ADVISORY AND SERVICE FEES:

    TCW Investment Management Company (the "Advisor") is the Investment Advisor of the Fund. As compensation for the services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund's average net assets and 0.50% of the Fund's average net assets in excess of $100 million.

NOTE 4--PURCHASES AND SALES OF SECURITIES:

    For the year ended December 31, 2001, purchases and sales or maturities of investment securities (excluding short-term investments) aggregated $435,129,204 and $445,578,470, respectively. There were no purchases or sales of U.S. Government securities for the year ended December 31, 2001.

NOTE 5--SECURITY LENDING:

    During the year ended December 31, 2001, the Fund lent securities to brokers. The brokers provided collateral, which must be maintained at not less than 100% of the value of the loaned securities, to secure the obligation. At December 31, 2001, the cash received from the borrowing broker was invested in short-term investments valued at $37,503,870 which is 103.5% of the value of the loaned securities.

NOTE 6--DIRECTORS' AND LEGAL FEES:

    Directors who are not affiliated with the Advisor received, as a group, aggregate fees and expenses of $71,845 from the Fund for the year ended December 31, 2001. Legal fees totaled $85,780 for the year ended December 31, 2001. O'Melveny & Myers, of which an individual who is of counsel, serves as a director to the Fund. There were no payments to O'Melveny & Myers for the year ended December 31, 2001. Certain officers and/or directors of the Fund are also officers and/ or directors of the Investment Advisor.

NOTE 7--RESTRICTED SECURITIES:

    The following restricted securities held by the Fund at December 31, 2001 were valued both at the date of acquisition and December 31, 2001, in accordance with the Security Valuation policy of the Fund described in Note 1. The restricted securities were purchased in private placement transactions without registration under the Securities Act of 1933 (the "1933 Act"). Such securities generally may be sold only in a privately negotiated transaction with a limited number of purchasers, in a public offering registered under the 1933 Act or in accordance with Rule 144A under the 1933 Act. The Fund may classify a Rule 144A security as liquid if it can be reasonably expected that the Fund would be able to dispose of the security within seven days in the ordinary course of business at approximately its carrying value. Rule 144A securities for which such a determination is not made and other restricted securities are deemed illiquid and are subject to an aggregate limitation of no more than 15% of the Fund's investment portfolio. The Fund will bear any costs incurred in connection with the disposition of restricted securities. The total value of restricted securities at December 31, 2001 is $106,019,096, which represents 31% of net assets. There were no securities deemed illiquid at December 31, 2001.

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TCW CONVERTIBLE SECURITIES FUND, INC.
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Principal
Amount or
Number of                                          Date of
  Shares                                         Acquisition     Cost
  ------                                         -----------     ----
$5,925,000  Agilent Technolgies, Inc., (144A),
              3%, due 12/01/21.................    11/20/01   $5,999,319
$5,580,000  American International Group, Inc.,
              Exchangeable Home Depot, Inc.,
              (144A), 1%, due 02/14/06             08/07/01    5,275,144
$4,725,000  Amkor Technology, Inc., (144A),
              5.75%, due 06/01/06                  06/22/01    4,333,314
$9,930,000  ASM Lithography Holding N.V.,
              (144A), 4.25%, due 11/30/04          11/19/99    9,506,006
$3,990,000  Calpine Corp., (144A), 4%, due
              12/26/06                             12/20/01    3,990,000
$2,555,000  Charter Communications, Inc.,
              (144A), 5.75%, due 10/15/05          10/25/00    2,555,000
$4,590,000  Federal National Mortgage
              Association, Exchangeable Micron
              Technology, Inc., (144A), 0%, due
              05/15/08                             07/12/01    3,273,882
$5,055,000  Freeport-McMoran Copper & Gold,
              Inc., (144A), 8.25%, due 01/31/06    08/01/01    5,089,001
$5,255,000  GlobeSpan, Inc., (144A), 5.25%, due
              05/15/06                             05/07/01    5,024,157
$3,065,000  Invitrogen Corp., (144A), 2.25%,
              due 12/15/06                         12/05/01    3,065,000
$1,060,000  Network Associates, Inc., (144A),
              5.25%, due 08/15/06                  08/13/01    1,060,000
$7,000,000  News America Holdings, Inc.,
              (144A), 0%, due 02/28/21             02/21/01    3,601,228
Principal
Amount or
Number of                                          Date of
  Shares                                         Acquisition     Cost
  ------                                         -----------     ----
$5,350,000  Nortel Networks Corp., (144A),
              4.25%, due 09/01/08                  08/09/01   $5,350,000
$3,815,000  PMC-Sierra, Inc., (144A), 3.75%,
              due 08/15/06                         11/08/01    3,305,258
    79,600  QBE Insurance Group, Ltd., (144A),
              $4.00                                08/01/00    4,173,725
     5,410  Radio One, Inc., (144A), $65.00        07/11/00    4,890,000
$2,685,000  Rational Software Corp., (144A),
              5%, due 02/01/07                     01/27/00    2,685,000
$9,635,000  Roche Holdings, Inc., Exchangeable
              Genentech, Inc., (144A), 0%, due
              01/19/15                             01/12/00    6,746,155
$3,470,000  Sepracor Inc., (144A), 5.75%, due
              11/15/06                             11/09/01    3,318,468
$  685,000  Siebel Systems, Inc., (144A), 5.5%,
              due 09/15/06                         09/15/99      685,000
$9,000,000  SPX Corp., (144A), 0%, due 02/06/21    01/31/01    5,307,489
$3,440,000  Swiss RE America Holding, (144A),
              3.25%, due 11/21/21                  11/15/01    3,458,700
$3,420,000  Symantec Corp., (144A), 3%, due
              11/01/06                             10/18/01    3,455,333
$3,595,000  Teva Pharmaceutical Industries,
              Ltd., (144A), 0.75%, due 08/15/21    08/14/01    3,595,000
$2,890,000  UBS AG, Exchangeable TranSwitch
              Corp., (144A), 14%, due 04/25/02     04/11/01    2,857,178
    26,750  Washington Mutual, Inc., (144A),
              $2.688                               04/24/01    1,337,500

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TCW CONVERTIBLE SECURITIES FUND, INC.
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

NOTE 8--COMMON STOCK SUBSCRIPTION RIGHTS:

    Non-transferable rights to subscribe to shares of the Fund's common stock were issued to shareholders of record on June 29, 2001. The rights entitled the shareholders to acquire one share of newly issued common stock for four rights held. At the termination of the subscription period on August 2, 2001, 8,450,030 shares of common stock were subscribed at a price of $7.77 per share.

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[TCW LOGO]
TCW CONVERTIBLE SECURITIES FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                                              YEAR ENDED DECEMBER 31,
                                              --------------------------------------------------------
                                              2001(A)       2000        1999        1998        1997
                                              --------    --------    --------    --------    --------
Net Asset Value Per Share, Beginning of
  Year....................................    $   8.48    $  11.32    $   9.37    $   9.21    $   8.51
                                              --------    --------    --------    --------    --------
Income from Operations:
  Net Investment Income...................        0.38        0.35        0.35        0.35        0.35
  Impact to Capital for Shares Issued.....       (0.01)         --          --       (0.01)      (0.01)
  Impact to Capital for Shares
    Repurchased...........................          --        0.02          --          --          --
  Net Realized and Unrealized Gains
    (Losses) on Securities................       (1.31)      (0.80)       3.15        0.85        1.23
                                              --------    --------    --------    --------    --------
        Total from Investment Operations..       (0.94)      (0.43)       3.50        1.19        1.57
                                              --------    --------    --------    --------    --------
Less Distributions:
  Distributions from Net Investment
    Income................................       (0.38)      (0.35)      (0.35)      (0.35)      (0.35)
  Distributions in Excess of Net
    Investment Income.....................       (0.22)         --          --          --          --
  Distributions from Net Realized Gain....          --       (2.06)      (1.20)      (0.68)      (0.52)
  Distributions from Return of Capital....       (0.24)         --          --          --          --
                                              --------    --------    --------    --------    --------
        Total Distributions...............       (0.84)      (2.41)      (1.55)      (1.03)      (0.87)
                                              --------    --------    --------    --------    --------
Net Asset Value Per Share, End of Year....    $   6.70    $   8.48    $  11.32    $   9.37    $   9.21
                                              ========    ========    ========    ========    ========
Market Value Per Share, End of Year.......    $   8.55    $  10.38    $   9.56    $   9.63    $   9.63
                                              ========    ========    ========    ========    ========
Total Investment Return (1)...............       (9.27)%     34.95%      16.10%      11.41%      12.98%
Net Asset Value Total Return (2)..........      (10.89)%     (4.79)%     39.16%      13.34%      19.10%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Year (in thousands)....    $339,577    $352,555    $477,608    $393,588    $355,061
Ratio of Expenses to Average Net Assets...        0.75%       0.69%       0.68%       0.73%       0.74%
Ratio of Net Investment Income to Average
  Net Assets..............................        5.16%       2.88%       3.47%       3.73%       3.95%
Portfolio Turnover Rate...................      129.57%     159.44%     119.92%     124.51%     132.99%

(1) Based on market value per share, adjusted for reinvestment of distributions.
(2) Based on net asset value per share, adjusted for reinvestment of distributions.
(a) The Fund has adopted the provisions of the AICPA Audit Guide and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was a decrease in net investment income and increase in net realized and unrealized gains and losses by less than $0.01 per share and decreased the ratio of net investment income to average net assets from 5.18% to 5.16%. Per share data and ratio/supplemental data for periods prior to December 31, 2000 have not been restated to reflect this change in presentation.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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TCW CONVERTIBLE SECURITIES FUND, INC.
Independent Auditors' Report
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF TCW CONVERTIBLE SECURITIES FUND, INC.:

    We have audited the accompanying statement of assets and liabilities of TCW Convertible Securities Fund, Inc., (the "Fund"), including the schedule of investments, as of December 31, 2001 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Los Angeles, California
January 31, 2002

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TCW CONVERTIBLE SECURITIES FUND, INC.
Voting Information (Unaudited)
--------------------------------------------------------------------------------

REPORT OF ANNUAL MEETING OF SHAREHOLDERS:

    The Annual Meeting of Shareholders of the Fund was held on July 19, 2000. At the meeting, the following matters were submitted to a shareholder vote and approved by a vote of a majority of the Fund's outstanding voting shares;
(i) the election of Ernest O. Ellison, John C. Argue, Norman Baker, Jr., Richard
W. Call, Coleman W. Morton, Charles A. Parker, Lawrence J. Sheehan and Robert G. Sims as Directors to serve until the next annual meeting of the Fund's shareholders and until their successors are elected and qualify (each Director received 37,595,297 affirmative votes; votes opposed/exceptions 295,590 and votes withheld 234,136); and (ii) the ratification of the selection of Deloitte & Touche LLP as independent auditors of the Fund for the fiscal year ending December 31, 2000 (votes for: 37,651,663; votes against 177,800 and abstentions 295,560). 42,196,924 shares were outstanding on the record date of this meeting and 38,125,023 shares entitled to vote were present in person or by proxy at the meeting.

    In addition, the Fund's Board of Directors approved a resolution to authorize the Fund to adopt a share repurchase plan authorizing the Fund to repurchase up to 2,000,000 shares of its common stock. The repurchase will be made on the open market or in block purchase transactions. The timing of the repurchases and the number of repurchased, will depend upon market conditions and corporate requirements.

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TCW CONVERTIBLE SECURITIES FUND, INC.
Board of Directors (Unaudited)
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
Name (Age) and Address                                     Office                   Principal Occupation During Past 5 Years
----------------------                    ----------------------------------------  ----------------------------------------
Earnest O. Ellison (70)                   President and Director                    Vice Chairman of the Board and Chairman
865 S. Figueroa St.                                                                 of the Investment Policy Committee of
Los Angeles, CA 90017                                                               the Investment Adviser, TCW Asset
                                                                                    Management Company and Trust Company of
                                                                                    the West; Vice Chairman, The TCW
                                                                                    Group, Inc.
John C. Argue (70)                        Director                                  Former Senior Partner and of Counsel,
444 South Flower Street                                                             Argue Pearson Harbison & Myers (law
Suite 1450                                                                          firm); Director, Apex Mortgage
Los Angeles, CA 90071                                                               Capital, Inc. (real estate investment
                                                                                    trust), Avery Dennison Corporation
                                                                                    (manufacturer of self-adhesive products
                                                                                    and office supplies), Nationwide Health
                                                                                    Properties, Inc. (real estate investment
                                                                                    trust) and TCW Galileo Funds, Inc. He is
                                                                                    Chairman of the Rose Hills Foundation,
                                                                                    the Amateur Athletic Foundation and the
                                                                                    University of Southern California Board
                                                                                    of Trustees.
Norman Barker, Jr. (79)                   Director                                  Private Investor; Director, ICN
9601 Wilshire Blvd.                                                                 Pharmaceuticals, Inc., and TCW Galileo
Beverly Hills, CA 90017                                                             Funds, Inc.
Richard W. Call (77)                      Director                                  Former President, The Seaver Institute
c/o Mayer, Brown & Platt                                                            (a private foundation); Director, TCW
Counsel to the Independent                                                          Galileo Funds, Inc.
Directors
1675 Broadway
New York, NY 10019

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TCW CONVERTIBLE SECURITIES FUND, INC.
Board of Directors (Unaudited) (continued)
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
Name (Age) and Address                                     Office                   Principal Occupation During Past 5 Years
----------------------                    ----------------------------------------  ----------------------------------------
Matthew K. Fong (48)                      Director                                  Since 1999, Mr. Fong has been of Counsel
333 South Hope Street                                                               to the Los Angeles law firm Sheppard,
Los Angeles, CA 90071                                                               Mullin, Richter & Hamilton. From 1995 to
                                                                                    1998, Mr. Fong served as Treasurer of
                                                                                    the State of California. Director of ESS
                                                                                    Technology, Inc. (computer hardware and
                                                                                    software designer) and American National
                                                                                    Title.
John A. Gavin (70)                        Director                                  Founder and Chairman of Gamma Holdings
c/o Mayer, Brown & Platt                                                            (international capital consulting firm);
Counsel to the Independent                                                          Director, Apex Mortgage Capital, Inc.
Directors                                                                           (real estate investment trust).
1675 Broadway
New York, NY 10019
Patrick C. Haden (49)                     Director                                  General Partner, Riordan, Lewis & Haden
300 South Grand Avenue                                                              (venture capital firm); Director, Tetra
Los Angeles, CA 90071                                                               Tech, Inc. (environmental consulting),
                                                                                    Elkay Plastics Co., Inc. and IndyMac
                                                                                    Mortgage Holdings (mortgage banking).
Charles A. Parker (66)                    Director                                  Formerly, Director and Executive Vice
c/o Mayer, Brown & Platt                                                            President, The Continental Corporation;
Counsel to the Independent                                                          formerly Chairman and Chief Executive
Directors                                                                           Officer, Continental Asset Management
New York, NY 10019                                                                  Corporation; Director, Horace Mann
                                                                                    Educators Corp; Trustee, the Burridge
                                                                                    Center for Research in Security Prices
                                                                                    (University of Colorado)
Robert G. Sims (69)                       Director                                  Private Investor; Director, The TCW
865 S. Figueroa St.                                                                 Group, Inc.
Los Angeles, CA 90017

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